Commitments and Contigencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

NOTE 14: COMMITMENTS AND CONTINGENCIES

In September 2018, Navios Acquisition agreed to a 12-year bareboat charter-in agreement with de-escalating purchase options for two newbuild Japanese VLCCs each delivering in the fourth quarter of 2020 and the first quarter of 2021. In the first quarter of 2019, Navios Acquisition exercised its option for a third Japanese VLCC newbuilding under a 12 year bareboat chartered-in agreement with de-escalating purchase options. The vessel is expected to be delivered in the second quarter of 2021. In the second quarter of 2020, Navios Acquisition exercised its option for a fourth Japanese newbuild VLCC under a twelve year bareboat charter agreement with de-escalating purchase options and expected delivery in the second quarter of 2022.

The future minimum commitments as of June 30, 2020 of Navios Acquisition under its charter-in agreement for vessels delivery are as follows:

Amount
Lease Obligations (Time Charters) for vessels to be delivered:
12 month period ending
June 30, 2021	10,397
June 30, 2022	25,740
June 30, 2023	33,434
June 30, 2024	33,526
June 30, 2025	33,434
June 30, 2026 and thereafter	264,952
Total	$401,483

The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date of the financial statements were prepared. In the opinion of the management, the ultimate disposition of these matters individually and in aggregate will not materially affect the Company’s financial position, results of operations or liquidity.